UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2004

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000

Registrant’s telephone number, including area code

Item 5. Other Information

On June 28, 2004, LookSmart, Ltd., a Delaware corporation, announced that Teresa Dial had been elected Chair of the Board of Directors and issued the press release attached hereto as Exhibit 99.9.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.9 Press release dated June 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

June 28, 2004	/s/ Erik Riegler
Date	Erik Riegler, Vice President and General Counsel